UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    May 3, 2018

j2 Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25965 (Commission File Number)	47-1053457 (IRS Employer Identification No.)

6922 Hollywood Blvd.
Suite 500
Los Angeles, California 90028
(Address of principal executive offices)

(323) 860-9200
(Registrant's telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐⁭  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐⁭  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐⁭  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐⁭  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.   Results of Operations and Financial Condition

On May 8, 2018, j2 Global, Inc. (the "Company") issued a press release (the "Press Release") announcing its financial results for the first quarter of fiscal 2018.

The Company also announced that it has declared a quarterly cash dividend of $0.4150 per common share. The dividend will be paid on June 1, 2018 to all shareholders of record as of the close of business on May 18, 2018. Future dividends will be subject to approval by the Company's Board of Directors.

A copy of the Press Release is furnished as Exhibit 99.1 to this Form 8-K.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a)   On May 3, 2018, the Company held its 2018 Annual Meeting of Stockholders (the "Annual Meeting") in Los Angeles, California.

(b)  Below are the voting results for the matters submitted to the Company's stockholders for a vote at the Annual Meeting:

(1)
The election of the following eight director nominees to serve for the ensuing year and until their successors are elected and qualified. All nominees were elected as directors with the following vote:

Nominee	For	Against	Abstain	Broker Non-Votes
Douglas Y. Bech	41,071,161	1,091,542	65,335	3,083,699
Robert J. Cresci	39,831,024	2,331,580	65,434	3,083,699
Sarah Fay	41,967,278	195,355	65,405	3,083,699
W. Brian Kretzmer	41,603,587	558,784	65,667	3,083,699
Jonathan F. Miller	41,609,522	552,984	65,532	3,083,699
Richard S. Ressler	39,576,247	2,584,367	67,424	3,083,699
Stephen Ross	41,686,765	475,744	65,529	3,083,699
Vivek Shah	41,792,065	370,415	65,558	3,083,699

(2)	A proposal to ratify the appointment of BDO USA, LLP to serve as the Company's independent auditors for fiscal 2018. This proposal was approved with the following vote:

For	45,227,760
Against	18,795
Abstain	65,182
Broker Non-Votes	0

(3)	A proposal to approve, in an advisory vote, the compensation of the named executive officers. This proposal was approved with the following vote:

For	41,066,520
Against	1,068,662
Abstain	92,856
Broker Non-Votes	3,083,699

Item 7.01.  Regulation FD Disclosure

On May 8, 2018, at 8:30 a.m. Eastern Time, the Company hosted its first quarter 2018 earnings conference call and Webcast. Via the Webcast, the Company presented portions of its May 2018 Investor Presentation, which contains a summary of the Company's financial results for the fiscal quarter ended March 31, 2018, a reaffirmation of financial estimates for fiscal 2018, and certain other financial and operating information regarding the Company.  A copy of this presentation is furnished as Exhibit 99.2 to this Form 8-K.

NOTE: The information in this Item 7.01 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated May 8, 2018.

99.2	May 2018 Investor Presentation.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in such statements.  Such forward-looking statements are based on management's expectations or beliefs as of May 8, 2018.  Factors that might cause such differences include, but are not limited to, a variety of economic, competitive, and regulatory factors, many of which are beyond the Company's control and are described in the Company's Annual Report on Form 10-K filed by the Company on March 1, 2018 with the Securities and Exchange Commission (the "SEC") and the other reports the Company files from time to time with the SEC.  The Company undertakes no obligation to revise or publicly release any updates to such statements based on future information or actual results.

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated May 8, 2018.

99.2	May 2018 Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

j2 Global, Inc. (Registrant)

Date: May 8, 2018	By:	/s/ Jeremy Rossen
Jeremy Rossen Vice President and General Counsel